Exhibit 99.1

345 E. Main St.

Warsaw, IN 46580

www.zimmerbiomet.com

Contacts:

Media	Investors
Monica Kendrick	Robert J. Marshall Jr.
574-372-4989	574-371-8042
monica.kendrick@zimmerbiomet.com	robert.marshall@zimmerbiomet.com

Barbara Goslee
574-371-9449
barb.goslee@zimmerbiomet.com

Zimmer Biomet Enters into Definitive Agreement to Acquire Cayenne Medical

(WARSAW, IN) April 25, 2016—Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH), a global leader in musculoskeletal healthcare, announced today that it has entered into a definitive agreement to acquire Scottsdale, Arizona-based Cayenne Medical, Inc. The transaction, which is subject to customary closing conditions, is expected to close during the second quarter of 2016. The financial terms of the transaction were not disclosed.

The acquisition of Cayenne Medical will strengthen Zimmer Biomet’s Sports Medicine capabilities and portfolio of technically advanced soft tissue reconstruction solutions for knee, shoulder and extremities procedures.

“As a market leader in musculoskeletal healthcare, the expansion of our Sports Medicine business with Cayenne Medical’s highly successful portfolio represents an exciting growth opportunity and will meaningfully advance our commitment to serving the needs of patients across the full continuum of care,” said David Nolan, Group President of Zimmer Biomet’s Sports Medicine, Extremities, Trauma, Biologics and Surgical businesses. “With rising demand for the clinical benefits of advanced soft tissue repair and reconstruction solutions, we greatly look forward to leveraging Zimmer Biomet’s scale and specialized sales capabilities to broaden and accelerate the growth of Cayenne Medical’s clinically acclaimed offerings.”

“Cayenne Medical is extremely pleased to join forces with Zimmer Biomet to drive the future growth and ongoing development of our innovative sports medicine technologies,” said David B. Springer, President and Chief Executive Officer of Cayenne Medical. “From the beginning, Cayenne Medical has endeavored to be a leader in the soft tissue repair and reconstruction segment of sports medicine, and this combination with Zimmer Biomet will advance our mission to solve unmet needs in this clinical area, while transforming traditional techniques with minimally invasive innovations and generating compelling cost savings in the delivery of care by surgeons, surgery centers and hospitals.”

About Zimmer Biomet

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer Biomet is a global leader in musculoskeletal healthcare. We design, manufacture and market orthopaedic reconstructive products; sports medicine, biologics, extremities and trauma products; spine, bone healing, craniomaxillofacial and thoracic products; dental implants; and related surgical products.

We collaborate with healthcare professionals around the globe to advance the pace of innovation. Our products and solutions help treat patients suffering from disorders of, or injuries to, bones, joints or supporting soft tissues. Together with healthcare professionals, we help millions of people live better lives.

We have operations in more than 25 countries around the world and sell products in more than 100 countries. For more information, visit www.zimmerbiomet.com, or follow Zimmer Biomet on Twitter at www.twitter.com/zimmerbiomet.

About Cayenne Medical

Cayenne Medical designs, develops and markets technically advanced soft tissue reconstruction solutions for the knee, shoulder and extremities. Founded in 2005, the company has led the transformation of traditional arthroscopic procedures by applying innovative technology through minimally invasive techniques.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “aims,” “anticipates,” “plans,” “looks forward to,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “seeks” or the negatives of such terms or other variations on such terms or comparable terminology. Forward-looking statements include, but are not limited to, statements concerning Zimmer Biomet’s anticipated acquisition of Cayenne Medical and the expected timing of closing and benefits of such acquisition; new product launches; regulatory approvals; product portfolio and performance; competitive offerings; market performance; business plans and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. For a list and description of some of these risks and uncertainties, see Zimmer Biomet’s periodic reports filed with the Securities and Exchange Commission (SEC). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the SEC. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Accordingly, such forward-looking statements speak only as of the date made. Readers of this communication are cautioned not to place undue reliance on these forward-looking statements, since, while management believes the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this communication.